UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  July 11, 2008

PUREDEPTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	None	20-4831825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Twin Dolphin Drive, Suite D
Redwood City, California 94065
(Address of principal executive offices) (Zip code)

(650) 632-0800
(Registrant’s telephone number, including area code)

255 Shoreline Drive, Suite 610, Redwood City, California 94065
(Registrant’s former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On July 11, 2008, the Company, entered into an amendment  to the Exclusive Sales and Distribution License ( “Amendment No. 1 to Exclusive Sales and Distribution License”, the Amendment) with SANYO Sales and Marketing Corporation and SANYO Electric System Solutions Co., LTD. (Collectively, “SANYO”), dated December 15, 2005.  Pursuant to the Amendment, the term of the contract as noted in Schedule 1 has been modified. Except as set forth above, all other terms and conditions of the Exclusive Sales and Distribution License, including without limitation Schedule 1, shall remain in full force and effect.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUREDEPTH, INC., ( Registrant )

Date: July 15, 2008	By:	/s/ Jonathan J. McCaman
Mr. Jonathan J. McCaman President